Exhibit 99.1 2024 Investor Meeting Jefferies Financial Group Inc. ST OCTOBER 21 , 2024

Important Disclosures Forward Looking Statements. Certain statements contained herein may constitute “forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, regarding Jefferies Financial Group Inc., and its subsidiaries. These forward-looking statements reflect our current views relating to, among other things, future revenues, earnings, operations, and other financial results, and may include statements of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to our strategies for the future development of its business and products. These forward-looking statements are not historical facts and are based on management expectations, estimates, projections, beliefs and certain other assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, the cautionary statements and risks set forth in our Annual and Quarterly Reports and other reports or documents filed with, or furnished to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with Jefferies Financial Group Inc. Consolidated Financial Statements and the Notes thereto contained in the Annual, Quarterly and Periodic Reports filed by the issuer that are also accessible on the SEC website at sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake to update any forward-looking statements to reflect the impact of circumstances or events that arise after the date of such forward-looking statements. Not an Offer. These materials are provided for shareholders of Jefferies Financial Group Inc. and are for informational purposes only. These materials do not constitute an offer to sell, or a solicitation of an offer to buy, any security or instrument, or a solicitation of interest in any fund, account or strategy described herein. Performance Information. Past performance is not necessarily indicative of future results. 2

2024 Investor Meeting Agenda 9:00 AM Jefferies Rich Handler, CEO Overview Brian Friedman, President 9:20 AM Financial Matt Larson, CFO Review 9:40 AM Investment John Miller, Global Head of Investment Banking Banking Raphael Bejarano, Global Head of Investment Banking Andrea Lee, Co-Head of Global Investment Banking 10:00 AM Equities Peter Forlenza, Global Head of Equities 10:20 AM Fixed Income Fred Orlan, Global Head of Fixed Income 10:40 AM Asset Nick Daraviras, Co-Head of Asset Management Management Sol Kumin, Co-Head of Asset Management 11:00 AM Q&A 3

Overview Rich Handler, CEO Brian Friedman, President

THE JEFFERIES DIFFERENCE

Relentless Client Focus

Differentiated Insights

A Flat and Nimble Operating Structure

JEFFERIES IS A WORLD LEADING FULL SERVICE INVESTMENT BANKING AND CAPITAL MARKETS FIRM

5

Jefferies Today Net Revenues $6.3B (3) LTM Q3’24 - Second Highest 5,926 21 Global Footprint (1) Employees Countries Investment Banking (4) Net Revenues $3.1B (3) LTM Q3’24 - Second Highest Capital Markets (4) Net Revenues $2.6B Leading Investment #6 #6 (3) LTM Q3’24 - Record (2) (2) Banking Capabilities Global M&A Global ECM Tangible Book Value Returned to Shareholders +82% since the end of 2017 Adaptable, practical Investment in Technology and integrated Dividend Increase +17% Annualized Q3’24 vs. 2023 6 See pages 65-79 at the back of this presentation for endnotes.

Epic Period of Growth Our Growth is the Product of a Consistent Long-Term Strategy (1)(2) Investment Banking, Capital Markets and Total Select Asset Management Net Revenues ($ Billions) $5.9B +$2.7B $3.2B +82% 7 See pages 65-79 at the back of this presentation for endnotes.

By The Numbers: Jefferies Growth Since 2019 NET REVENUES NET EARNINGS DIVIDEND PER SHARE +35% +61% +180% $6.3B $563M $1.40 (4) 2019 : 2019: $3.9B 2019: $0.50 LTM Q3’24 LTM Q3’24 $418M Annualized Q3’24 INVESTMENT BANKING CAPITAL MARKETS COUNTRIES OFFICES (1) (1) Net Revenues Net Revenues +85% +76% +6 +14 $3.1B $2.6B 21 47 2019: $1.7B 2019: $1.5B 2019: 15 2019: 33 LTM Q3’24 LTM Q3’24 Q3’24 Q3’24 (3) EMPLOYEES GLOBAL M&A GLOBAL ECM GLOBAL STOCK COVERAGE (2) (2) Rank Rank +5 +2 +5 +23% #6 #6 #1 5,926 2019: #11 2019: #8 2019: #6 2019: 4,800 (5) YTD Q3’24 YTD Q3’24 LTM Q3’24 Q3’24 8 See pages 65-79 at the back of this presentation for endnotes.

Growth Outpacing the Market (4)(5) (4) (4) Core Investment Banking Net Revenues Equities Net Revenues Fixed Income Net Revenues (LTM vs. 2019) (LTM vs. 2019) (LTM vs. 2019) (1) (2) (3) (1) (2) (3) (1) (2) (3) Jefferies Peer Avg. Total Market Jefferies Peer Avg. Total Market Jefferies Peer Avg. Total Market 91% 83% 67% 59% 49% 35% 33% 5% -2% 9 See pages 65-79 at the back of this presentation for endnotes.

Improved Market Position Solidifying Our Market Share Across Core Products (3) (4) Core Investment Banking Market Share Cash Equities Market Share (LTM vs. 2019) (1H’24 vs. 2019) (1) (2) Jefferies Peer Avg +250bps +240bps +190bps +516bps +140bps Global Ex. China U.S. Pan Europe Asia Ex. China +260bps +155bps (5) Global Core Credit Client Share of Wallet 2019 2023 +120bps +150bps +7bps -81bps -107bps Advisory Equity Underwriting Debt Underwriting Client 1-70 Client 71-250 10 See pages 65-79 at the back of this presentation for endnotes.

Accelerating Our Momentum Positioned for another step-change… Peer Leading oday we are… Market Share Growth $563M In we were…. (2) Net Earnings $418M Increased Breadth & (7) Net Earnings Depth of Coverage 10% (3) Adjusted ROTE 5.9% (3) Adjusted ROTE Top 5 #6 (5) Global Subdued Market M&A & ECM #8 Set to Rebound (4) Investment M&A & ECM $5.9B (1)(2) Banking Firm $3.2B Net Revenues 364 (1) 212 (6) Net Revenues Investment Banking MDs Investment Banking MDs Strong Capital $10B to Support Growth $10B Total Shareholders’ Total Shareholders’ (8) Equity Equity With Validation in Our Results 11 See pages 65-79 at the back of this presentation for endnotes.

Potential Market Growth (2) Global Market Fee Pools - M&A, ECM, LevFin S&P 500 (1) MARKET CAP $51 ($ Trillions) $40 $40 $36 $31 $27 $24 $23 $106 $20 $19 $19 $17 $13 $13 $13 $12 $12 $11 $11 $11 $10 $10 $10 $9 $8 JEF (2)(3) RANK 6 $69 $66 $65 $64 $51 $63 $63 (2)(3) $59 $58 $58 $58 $57 8 8 $55 $54 AVG FEES $53 $49 ($ Billions) $47 $46 $46 $41 10 $40 $38 $32 $32 $31 $28 $27 17 $21 32 $13 88 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024* 12 See pages 65-79 at the back of this presentation for endnotes.

Our Opportunity Industry consolidation has Jefferies is more dynamic Addressable market been relentless and dramatic and capable than ever may grow substantially 13

Our Long-Term Growth Strategy Remains Consistent Innovative Leveraging Growing Market Recruit Best-in- Maintain Strong Solutions to Strategic Share Across Class Talent Capital Base and Serve our Partnerships Core Capabilities Risk Management Clients Driven Insightful High Touch We lead with Our structure and culture are Every client relationship ideas and advice. designed to deliver for clients. is personal. 14

Financial Review

Focused on Fundamentals Executing Our Growth Strategy Creating & Delivering Shareholder Value Leveraging Our Strong Revenue Growth to Improve Building On Our Track Key Performance Metrics Record of Returning Capital to Shareholders Strong Capital Base Disciplined Expense & Risk Management Management Aligning Capital with Core Investing in Growth Businesses & Upholding Drivers while Maintaining Prudent Risk Principles Efficiency 16

Executing Our Growth Strategy Net Revenues $5.1B YTD Q3’24 $6.3B LTM Q3’24 p+45% vs. PY p+61% vs. 2019 Net Earnings $492M YTD Q3’24 $563M LTM Q3’24 p+156% vs. PY p+35% vs. 2019 (1) Adjusted ROTE 10% YTD Q3’24 10% YTD Q3’24 p+640bps vs. PY p+410bps vs. 2019 17 See pages 65-79 at the back of this presentation for endnotes.

Returning Capital to Shareholders at Every Opportunity $6.3B of Capital Returned to Shareholders since 2017 ✓ $3.8B of Buybacks since 2017 with an average of +$500M/year; $1,148M $510M $815M $269M $860M $169M $44M 159M shares at an average price of $24.03 (1) ✓ Dividend Increases in 6 of 7 Years $0.45 $0.60 $0.90 $1.20 $1.20 $1.40 $0.50 ✓ 2 Special Distributions since 2017 $451M $538M totaling nearly $1B 2018 2019 2020 2021 2022 2023 YTD Q3'24 18 See pages 65-79 at the back of this presentation for endnotes. Special Dividend Share Distributions Per Share Buybacks

Disciplined Expense Management Focused Investment to Support Growth Over the Last 5 Years Non-Compensation Expenses as a Percentage of Net Revenues (1) ❖ Non-Comp Ratio has declined by 1,100bps since 2019 ❖ During this same period our peers, on average, have (2) seen this ratio grow by +250bps since 2019 -11% 46% 35% ❖ The majority of our non-comp expenses are from growth aligned investments such as: • Technology & AI 2019 LTM Q3’24• Transaction Costs • Employee Growth • Occupancy Needs 19 See pages 65-79 at the back of this presentation for endnotes.

Equity Base Aligned With Core Businesses (1) Wind-down of Non-Core Investments … …Contributing to a More Focused Equity Base (1) Non-Core Investments otal Shareholders’ Equity ($ Billions) (% of Total) HomeFed Core Book Value Other Investments $10.1 $10.0 $2.6 7% -19% $0.3 26% -73% 93% 74% $0.7 $0.5 2018 Q3'24 2018 Q3'24 20 See pages 65-79 at the back of this presentation for endnotes.

Strong Capital Base Revenue Growth Without Compromising Capital & Risk Management Discipline Level 3 Assets Owned as a % of Total Financial Instruments Owned 4.2% 3.8% 3.3% 3.2% 3.1% 2.9% Avg: 3.4% 7.7x 7.3x Avg: 6.6x 6.3x 6.3x 6.2x 5.9x 2019 2020 2021 2022 2023 Q3'24 21

Business Review

BUSINESS REVIEW Investment Banking

Investment Banking Net Revenues +35% YOY Revenue Growth against 14% Lift in (2) Global Wallet Second Highest 12-Month Results Driven by material (1) Investment Banking Net Revenues Fee share accretion ($ Billions) $4.7 +82% Revenue Growth vs. 2019 against a flat wallet $3.1 $2.9 $2.6 $2.3 $1.7 2019 2020 2021 2022 2023 LTM Q 3'2’ 4 24 See pages 65-79 at the back of this presentation for endnotes.

Following All-Time High in 2021, Fee Pool Materially Contracted in 2022-2023 to Decade Trough; Recovery Apparent in 2024 (1) Global Market Fee Pools - M&A, ECM, LevFin ` Cycle DOWN UP DOWN RANGE BOUND UP DOWN UP CAGR -23% +30% +20% +36% -30% -26% 4% $106 JEF (1)(2) RANK $69 6 $66 $65 $64 $64 $63 $63 (1)(2) $59 $58 $58 AVG FEES $57 $58 $55 $54 8 $53 ($BN) $51 $51 $49 $47 $46 $46 $41 $40 10 $38 $32 $32 $31 $28 $27 17 $21 32 $13 88 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024* 2025P Wallet YoY 57% 27% 22% 25% 16% -31% -13% 11% 33% 12% 24% 20% -34% -17% 40% 3% -11% 21% 6% -7% -7% 18% -2% -9% 14% 64% -38% -22% 14% 25 See pages 65-79 at the back of this presentation for endnotes.

Growth in Fee Pools Lags Growth in Global Market Cap; Upside Implied (1) (2) Fee Pool FTSE All-World Index ($ Billions) ($ Trillions) $100.5 $57.5 +1% +51% $57.2 $66.5 2019 LTM Q3'24 2019 Q3'24 26 See pages 65-79 at the back of this presentation for endnotes.

We Have Again Invested During a Period of Market Dislocation to Further Establish Ourselves as a Global Leader MD Headcount over the Past Five Years (1) +20 364 +45 +50 +35 +2 212 2019 2020 2022 2023 2024 TOTAL 2021 Key Statistics (2) otal Global Ds since… 150 Lateral Hires since 2020 New MD hires have >20-year 55% of MDs have been 2020 2022 2023 Americas EMEA APAC average tenure; typically a market (3) MDs at JEF for <3-years leader in their respective field +70% +22% +6% 76 50 24 27 See pages 65-79 at the back of this presentation for endnotes.

We Have Methodically Aligned Investment with the Areas of Greatest Opportunity (1) % of Global Wallet - ’ 31% 22% 16% 9% 9% 7% 6% IND TMT HC FIG CON ENG RGL % of Total Sector MD Hires 23% 23% 11% 26% 4% 7% 6% since 2020 28 See pages 65-79 at the back of this presentation for endnotes.

U.S. Remains Critically Important; Global Investment Targets Addressable Markets of Scale (1) % of Global Wallet - ’ The Americas = 61% 55% 25% 14% 4% 2% U.S. Canada LATAM EMEA APAC % of Total Lateral 44% 5% 1% 34% 16% (2) MD Hires Since 2020 29 See pages 65-79 at the back of this presentation for endnotes.

Investment in Talent has Resulted in Continued Growth in Market Share and Position LTM Global Rankings (1)(2) Advisory & ECM ($ Billions) LTM MULTIPLE 2019 MULTIPLE OF RANKING Δ RANK LTM REVENUE OF JEF REVENUE JEF REVENUE SINCE 2019 (2) t u 2.2x 4.1x 1 Goldman Sachs $5.0 (2) 2t u 2.0x 3.6x JP Morgan $4.5 (2) 3 Morgan Stanley $3.7 t u 1.6x 3.4x (2) t u 1.2x 2.4x 4 Bank of America $2.7 (2) 5p - - Jefferies $2.3 (3) 1.0x 1.5x 6 Evercore $2.3 tu (2) q 0.8x 2.0x 7 Citigroup $1.8 (3) 8t u 0.7x 1.2x Lazard $1.6 (3) 0.5x 0.5x 9 PJT $1.1 p (3) q 0.5x 1.3x 10 Barclays $1.1 30 See pages 65-79 at the back of this presentation for endnotes.

Dealogic Global Market Share: Relative Performance Evidences Consistent Strength Nine Months Ended August 31, 2024 Global Advisory, ECM & LevFin 10.2% 8.9% 6.0% 5.8% 4.2% 3.9% 3.6% 2.7% 2.6% 2.2% JPM GS BOFA MS CITI JEF BARC UBS CVP RBC 1.0% 0.4% 0.4% 0.2% 0.2% 0.1% VS. YTD 2023 -0.1% -0.2% -0.6% -0.7% 31

We Have Taken Market Share and Now Rank in the Top 8 in (1)(2) Each of our Key Products Jefferies Global Leveraged Finance Jefferies Global M&A Market Share Jefferies Global ECM Market Share Single B Market Share 4.4% 3.4% 4.0% 4.0% 3.3% 3.1% 3.5% 3.3% 2.4% 2.8% 2.2% 2.0% 1.6% 1.6% 0.8% 0.7% 0.7% 0.2% 0.1% 0.1% 0.0% FY00 FY05 FY10 FY15 FY20 FY23 YTD FY00 FY05 FY10 FY15 FY20 FY23 YTD FY00 FY05 FY10 FY15 FY20 FY23 YTD 2024 2024 2024 Rankings Rankings Rankings 70 18 11 12 9 9 6 79 26 23 11 7 6 6 122 46 14 11 9 13 8 32 See pages 65-79 at the back of this presentation for endnotes.

We are Increasingly Establishing Ourselves as a Global Leader in M&A in (1)(2) Each of our Key Markets U.S. (53% of Total) EMEA (30% of Total) APAC - EX CHINA & JAPAN (6% of Total) 5.6% 2.9% 2.7% 4.6% 2.4% 1.9% 3.5% 3.0% 2.8% 1.5% 1.2% 1.6% 0.6% 0.6% 0.3% 0.0% 0.2% 0.2% 0.1% 0.0% 0.0% FY00 FY05 FY10 FY15 FY20 FY23 YTD FY00 FY05 FY10 FY15 FY20 FY23 YTD FY00 FY05 FY10 FY15 FY20 FY23 YTD 2024 2024 2024 Rankings Rankings Rankings 40 12 10 11 6 8 5 133 42 30 14 13 10 9 - - 69 25 56 13 11 SPONSOR (23% of Total) CORPORATE (77% of Total) 8.4% 2.7% 7.2% 2.1% 5.5% 1.9% 4.2% 1.3% 1.3% 3.3% 0.9% 0.6% 0.2% 0.1% FY00 FY05 FY10 FY15 FY20 FY23 YTD FY00 FY05 FY10 FY15 FY20 FY23 YTD 2024 2024 Rankings Rankings 45 29 9 9 5 4 3 73 17 15 16 12 13 10 33 See pages 65-79 at the back of this presentation for endnotes.

(1)(2) We are Establishing Ourselves as a Leader in ECM in Every Region Globally U.S. (46% of Total) EMEA (17% of Total) APAC - EX CHINA and JAPAN (11% of Total) 6.0% 5.4% 3.7% 4.7% 4.2% 3.5% 3.4% 3.0% 1.8% 2.3% 1.3% 1.3% 0.4% 0.3% 0.2% 0.1% 0.2% 0.1% 0.0% 0.1% 0.0% FY00 FY05 FY10 FY15 FY20 FY23 YTD FY00 FY05 FY10 FY15 FY20 FY23 YTD FY00 FY05 FY10 FY15 FY20 FY23 YTD 2024 2024 2024 Rankings Rankings Rankings 32 15 15 10 7 5 5 - 36 53 10 8 8 6 178 47 159 89 105 17 6 34 See pages 65-79 at the back of this presentation for endnotes.

We Serve Global Franchise Clients on Their Most Important Transactions

M&A

Energy — February 2024
DIAMONDBACK ENERGY
$26,000,000,000
Merger with
Endeavor Energy Resources, L.P.
Lead Financial Advisor

Industrials — March 2024
SRS DISTRIBUTION
$18,250,000,000
Sale to
The Home Depot
Lead Financial Advisor

Technology — April 2024
DARKTRACE
£4,254,000,000
Sale to
Thoma Bravo, L.P.
Joint Financial Advisor

Consumer — August 2024
VECTOR GROUP LTD.
$3,737,000,000
Sale to
JT Group
Sole Financial Advisor

Industrials — October 2024 Pending
BARNES
$3,600,000,000
Sale to
Apollo Global Management
Joint Financial Advisor

ECM

Finance — March 2024
New York Community Bancorp Inc. | flagstar
$1,050,000,000
Private Placement of Equity
Sole Financial Advisor and Sole Placement Agent

AeroDefense — April 2024
LOAR GROUP
$354,000,000
Initial Public Offering
Lead Left Bookrunner

Telecom — April 2024
VI
$2,163,000,000
Follow-On Public Offering
Joint Bookrunner

Energy / Finance — May 2024 / March 2024 / November 2023
eni | Monte dei Paschi di Siena
Placing of shares on behalf of
Ministero dell'Economia e delle Finanze
€1,400,000,000
€650,000,000
€920,000,000
Follow-On Offering
Joint Global Coordinator

Finance — October 2024 July 2024
Phoenix
$678,000,000
Placing of shares on behalf of:
Centerbridge & Gallatin Point
Common Stock Offering
Sole Global Coordinator

Jefferies 35

We Win by Growing and Attracting Great Talent at Jefferies Our Culture Our Global Footprint Our Underwriting and Capital Market Expertise We are flat, we are partners, We are able to deliver multi-billion With scaled teams across 21 and our firm is built to help countries, we have deep dollar financing commitments our team serve our clients relationships, deal flow and and a broad range of ECM and reach across the globe DCM solutions globally, which only a handful of competitors can similarly provide 36

BUSINESS REVIEW Equities

Record Net Revenues 8% ’ growth vs. 2019 outpaced the peer average On pace to achieve record annual results (2) of 59% (1) Equities Net Revenues ($ Billions) Three of our four best quarters have been recorded in 2024 $1.4 $1.3 $1.1 $1.1 $1.1 $0.8 2019 2020 2021 2022 2023 LTM Q 3'2’ 4 38 See pages 65-79 at the back of this presentation for endnotes.

Record Cash Equities Market Share We have consistently grown revenue and improved market share across regions and products. Select Rankings US Electronic (4) Trading (1) (2) Regional Market Share Product Market Share #1 Global (5) Convertibles (3) Top 3 Share Gainer (3) 4.8% Top 3 Share Gainer 5.1% Global HT ex. China 2.9% 3.4% (6) UK High Touch (3) #3 Top 3 Share Gainer 5.7% 5.0% US LT 4.3% 4.7% (6) US High Touch #5 (3) Top 3 Share Gainer 5.6% 3.5% Pan PT Europe 2.0% 3.2% (6) US Cash (3) (6) Top 3 Share Gainer 4.7% Pan Europe High Touch 4.3% Asia UA #6 ex. China (6) 2.5% UK Cash 1.8% 1H’24 2019 2020 39 See pages 65-79 at the back of this presentation for endnotes.

Commitment to Research

GLOBAL

~3,700 Stocks Under Coverage

#1 in Global Stock Coverage(1)

#1 in Global Small Cap Coverage(1)

AMERICAS

#5 in US Institutional Investor
Most Improved Firm (2022 & 2023)

#1 in Americas Stock Coverage(1)

EMEA

#6 in Europe Institutional Investor
Most Improved Firm (2023 & 2024)

#2 in Europe Stock Coverage(1)

ASIA PACIFIC

#3 in Asiamoney
For the third straight year

#4 in Asia Stock Coverage(1)
(inclusive of Cobrands)

Jefferies Global Research Coverage



Americas
Europe
Asia
Cobrand
2,883
865
436
582
1000
2017
2,798
840
408
568
982
2018
2,267
138
536
645
948
2019
3,039
599
719
683
1038
2020
3,341
564
865
746
1166
2021
3,555
647
864
780
1264
2022
3,633
632
937
799
1265
2023
3,706
617
899
827
1363
2024

New US Analysts

2024 Launch

Launched coverage of over 20 Life Sciences stocks with the top ranked US I.I. analyst

Launching coverage of the Clean Energy sector with the top ranked US I.I. analyst

Canada

2024 Launch

3 Senior Analysts with a focus on Metals & Mining, Energy and Financials

~100 Canadian stocks to be covered between Canadian and U.S. Analysts

MENA

2023 Launch

Based in Dubai with a focus on Financials

Expect to cover ~30 stocks by YE 2024

Latin America

2023 Launch

4 Senior Analysts covering over 100 stocks

Financials, Materials, Consumer, Energy, Industrials and Telecom

69% of the MSCI LatAm covered

See pages 65-79 at the back of this presentation for endnotes.

Jefferies 40

Three Pillars to Drive Strategic Growth Growing and Globalizing Existing Businesses (1) India Cash Grow Existing Businesses and Continue Globalizing the Franchise, while Deepening and 1 6.6% #8 Broadening our Client Footprint Our market-leading team has Market Share Ranking delivered material growth and +413bps +7 spots executed landmark transactions since 2019 since 2019 (2) Continental Europe Clients 3.8% #8 Our focus on Continental Market Share Ranking European clients has led to significant share gains locally +222bps +12 spots since 2019 since 2019 and globally 41 See pages 65-79 at the back of this presentation for endnotes.

Three Pillars to Drive Strategic Growth

Expanding our Addressable Market

1 Grow Existing Businesses and Continue Globalizing the Franchise, while Deepening and Broadening our Client Footprint

2 Expand our Total Addressable Market by Building Client-Requested Capabilities and Higher Margin Businesses



Expanded TAM(1)
~$50 - 60bn
Current TAM(1)
~$15bn - 20bn
Prime Services
Enhanced Product Offering
Significant Swaps Balance Growth
Derivatives
Robust Structured Derivatives Offering
Expanding Europe Capabilities
Program Trading
Index Rebalance Growth
Significant Program Trading Market Share Gains

See pages 65-79 at the back of this presentation for endnotes.

Jefferies 42

Three Pillars to Drive Strategic Growth Market Share and Revenue Momentum (1)(2) Grow Existing Businesses and Continue Global Cash Market Share Globalizing the Franchise, while Deepening and 1 Our market share gains since 2019 represent ~$400M of commission growth Broadening our Client Footprint 2024 4.8% 2023 4.6% Expand our Total Addressable Market by Building Client-Requested Capabilities and 2 Higher Margin Businesses 2022 4.2% 2021 3.6% 2020 3.5% Continue Significant Market Share and Revenue Momentum while Capitalizing on Competitor 3 2019 2.9% Dislocation 43 See pages 65-79 at the back of this presentation for endnotes.

BUSINESS REVIEW Fixed Income

Fixed Income Net Revenues 67% ’ Second Highest 12-Month Results growth vs. 2019 outpaced the peer average of (1) Fixed Income Net Revenues (2) 35% ($ Billions) $1.34 $1.14 $1.09 $0.98 $0.80 $0.68 2019 2020 2021 2022 2023 LTM Q 3'2’ 4 45 See pages 65-79 at the back of this presentation for endnotes.

Consistency of Performance (1) Fixed Income Net Revenues ($ Millions) $1,136 $1,055 Record Best $1,341 in 2020 $628 2016-2019 2020-2023 LTM Q3'24 Average Average 46 See pages 65-79 at the back of this presentation for endnotes.

Consistency of Performance (1) Fixed Income Net Revenues ($ Millions) $1,136 $1,055 Record Best $1,341 in 2020 $628 EMEA 2016-2019 2020-2023 LTM Q3'24 Average Average 47 See pages 65-79 at the back of this presentation for endnotes.

Consistency of Strategy Leading to Consistency of Performance Origination Commitment to Culture of Idea-driven and businesses that long term, collaboration solutions-oriented are synergistic sustainable client across our global approach with Investment partnerships businesses Banking (1) Net Positive Business Momentum in Global Credit for 5 consecutive years #1 48 See pages 65-79 at the back of this presentation for endnotes.

Ongoing Commitment to Being “Partner of Choice” Deepening Client Relationships Market Penetration (1) Top 100 Global Fixed Income Clients Top 3 Dealer Relationships 2023 Client Revenues á 2.4x vs. 2019 U.S. EM Credit Top 3 U.S. Distressed Top 5 U.S. High Yield Bonds U.S. Par Loans E.U. EM Credit Top 10 E.U. Distressed E.U. Par Loans 49 See pages 65-79 at the back of this presentation for endnotes.

Idea-Driven & Solutions-Oriented Approach Best-in-Class Service Focus on Quality Share vs. Market Share ~65 (1) (2) Overall Service Quality Best at Providing Trade Ideas Dedicated Desk Strategists and Economists covering over 120 unique 2015 2019 2023 2023 sectors and countries globally th nd st st st st U.S. EM Credit 13 2 U.S. EM Credit 1 1 1 1 th rd U.S. Distressed Debt 11 3 U.S. Distressed Debt Top 5 To Top p 3 3 Fundamental Credit & th th U.S. High Yield Bonds 10 9 E.U. EM Credit Top 5 Top 10 Top 5 Macro Strategy th th U.S. Par Loans 10 9 U.S. High Yield Top 5 Top 10 Top 10 Consistent generation and delivery of th th E.U. EM Credit 15 6 U.S. Investment Grade Top 10 Top 10 best ideas by Sales, Trading, and Desk th th Strategists to our partner clients E.U. Distressed Debt 12 11 E.U. High Yield Top 10 Top 10 th th E.U. High Yield Bonds 13 7 Top 10 Top 10 (3) Market Share th Clients First - Always E.U. Investment Grade - 17 Top 10 st E.U. Par Loans - - Municipal Bonds Top 10 To 1p 5 Focused on solving our clients’ most important challenges and becoming the trusted partner of choice 50 See pages 65-79 at the back of this presentation for endnotes.

Broad Synergies with Investment Banking (1) Trade Volume á 2.7x U.S. High Yield #5 6.9% since 2019 Ranking Market Share (2) Global CLO +7 spots +352bps since 2019 since 2019 á 1.7x U.S. Loans since 2019 (1) 28 $7.8B Distribution Volume # of Deals Notional (3) US ABS +17 deals +$6.1 billion á 3.3x Municipal Bonds since 2019 since 2019 New Issue since 2019 51 See pages 65-79 at the back of this presentation for endnotes.

Strong Collaboration Across Our Global Businesses

Expanding Our Global Footprint	↑ 41%	Growth in International Fixed Income Sales, Trading and Strategy professionals across ~15 office locations around the globe since 2019	↑ 2.4x	International Fixed Income Client Revenues since 2019
Partnering Between Cash and Electronic Trading Desks	#2 #2	Dealer in High Yield Portfolio Trading(1) Dealer for Most Sophisticated Integration(2) across US High Yield Cash Bonds, Portfolio and ETF Trading Desks	↑ 16x	US Investment Grade & High Yield ETF & PT Volumes since 2019
Promoting Connectivity Across Our Business Lines	~10	Number of product areas on average across which our Top 100 Clients are active, up from 6 in 2019	↑ 2x	Global Fixed Income Sales Activity Outside of Core Product Team since 2019

See pages 65-79 at the back of this presentation for endnotes.

Jefferies 52

Our Competitive Edge “Partner of Choice” Exceptional Talent for clients Realize higher Flat Structure quality share Durability of Culture of Discipline revenues 53

BUSINESS REVIEW Asset Management

Leucadia Asset Management – Overview Our alternative asset management platform offers an innovative range of investment strategies to predominantly institutional clients through directly owned and affiliated managers • Platform constructed to achieve an efficient use of capital • We are committed to growing our fee revenue to realize a stable, growing, high margin opportunity LAM provides its affiliated asset managers with access to stable long-term capital, robust operational infrastructure, as well as global distribution. Strategic Alignment LAM offers investors the opportunity to invest alongside Jefferies, which maintains investments with equity interests and/or revenue share in the asset managers on the platform. 55

Strategy in Action • Growth in fee participation “acquired” via Limited Partner investments has yielded positive results despite volatile markets • In the last twelve months, achieved management fees of $56 million, built through provision of strategic seed and acceleration capital Since 2019, Jefferies has: (1) • Increased management fee revenue by 2.4x (2) (3) • Expanded its AUM by more than $14 billion • Recycled capital efficiently, allowing fee revenue growth to exceed capital utilization 56 See pages 65-79 at the back of this presentation for endnotes.

Fee Growth • Long term goal is stability and growth of fee revenue, as evidenced by increased management fee revenue • In the last twelve months, $59 million of the $108 million total fees are from revenue share participation, which are associated with low direct costs +333% $108 +140% +3130% $56 $52 $25 $23 $2 Performance Fees Management Fees Total Fees 2019 LTM Q3'24 57

Performance Profile (1) CS MULTI-STRAT Total Select Asset Management Revenue LAM (2019 vs LTM Q3’24) HEDGE FUND INDEX $ Millions (9 month) YTD Aug’24 5.1% 5.9% LTM Q3’24 9.3% 6.8% $381 3-Year Total Return 31.9% 18.0% Total Investment Return $282 $283 (2019 vs LTM Q3’24) $ Millions $248 $246 $260 $256 $173 $157 $154 $127 $102 2019 2020 2021 2022 2023 LTM Q3'24 2019 2020 2021 2022 2023 LTM Q3'24 58 See pages 65-79 at the back of this presentation for endnotes.

Capital Efficiency • We look to recycle capital to support new strategies • Optimizing stable cash utilization, while broadening diversification, mitigates risk dependency on investment return (1) Recycled Capital (2019 to Q3’24) $ Billions 59 See pages 65-79 at the back of this presentation for endnotes.

Capital Raising Update

- **Global Marketing & Investor Relations team includes 26 professionals (~2x from 2019)**

- **LAM Team has raised ~$1.7B in LTM Q3'24 despite a challenging capital raising environment**
  - Significant commitments into Point Bonita, JAT Capital, FourSixThree, and Jefferies Finance
  - Point Bonita has reached ~$1.7B of AUM following additional investor commitments

- **Strong pipeline for remainder of 2024 and H1 2025**
  - Actively marketing GREYKITE, a new European opportunistic private equity real estate manager with anchor commitments of $330M from LAM and Capital Constellation (Wafra)
  - Sector-specialist hedge funds (e.g. ISO-mts, JAT, Kathmandu, StemPoint) remain in demand for their expertise and ability to navigate a volatile market environment
  - Multi-strategy managers (Schonfeld, Dymon Asia, Catenary) continue to acquire talent, perform well among peers, and attract investor interest

- **Supporting the Jefferies Finance platform:**
  - $200M investment from a Canadian public pension into Large-Cap BDC in 2024, following a $625 million investment in late-2023 from Abu Dhabi Investment Authority
  - Actively marketing JCP Middle Market Direct Lending Fund III, Large-Cap BDC, and JCP's direct lending CLO strategies



Aggregate NAV-Equivalent AUM(1)
(2019 vs Q3'24)
$ Billions
$11
$25
2019
Q3'24



Capital Raised
(Calendar Year 2020 vs LTM Q3'24)
$ Billions
$0.1
$0.3
$1.9
$1.5
$2.0
$1.7
JFIN
All ex-JFIN
Total
CY 2020
LTM Q3'24

See pages 65-79 at the back of this presentation for endnotes.

Jefferies 60

Our Platforms and Strategies

($ Billions)		Strategy	AUM[1]	Invested	Description
Multi-Manager	[2] Dymon Asia	Multi	$2.2	2020	Asia-focused multi-manager platform investing across equities, credit, fixed income/rates, and FX
	[2] Schonfeld	Equities	$1.9	2019	Market-neutral equity platform focused on fundamental and tactical strategies globally
	Topwater	Multi	$0.5	2013	First-loss, scalable multi-manager and multi-strategy liquid securities platform
	[2] CAAM	Equities	$0.2	2023	Multi-PM, market-neutral platform built on proprietary insights into where alpha resides within equity markets
Credit	[2] FourSixThree	Special Situations/Distressed	$0.6	2021	Distressed and opportunistic credit strategy investing across sectors and geographies
	[2] Hildene Capital Management	Asset-Based & Opportunistic Credit	$3.9	2022	Diversified institutional asset manager focused on asset-based and credit opportunities; founded in 2008
	[2] ISO MTS	Long/Short Bank Credit	$0.3	2022	Niche long/short strategy focused on bank credit-related instruments
	[5] Jefferies Finance	Corporate Credit	$22.3	2004	CLO manager, leveraged finance and middle-market credit investing platform
	[2] Pearlstone Alternative	European Opportunistic Credit	$0.2	2022	Pan-European fundamental credit strategy focused on idiosyncratic opportunities
	Point Bonita Capital	Trade Finance	$1.7	2019	Trade finance and supply chain-based corporate credit investments
Equity Long/Short	[2] IAT Capital Management	TMT Equities	$0.9	2021	Fundamental TMT-focused long/short equity manager
	Kathmandu	Energy / Cyclicals	$0.4	2018	Global long/short equity strategy specializing in energy and related cyclical sectors
	[2] StemPoint Capital	Bio-Pharma	$0.3	2023	Long-biased, biopharma focused long/short equity strategy
Other	[3] Monashee Investment Management	Capital Markets	$2.0	2020	Focus on capital markets new issuance across equities, converts, credit, and crossover strategies; founded in 2011
	[4] Core Commodity Management	Commodity-Related	$7.6	2011	Active strategies designed to provide enhanced commodity exposure
	[2] Tephra Digital	Liquid Digital Assets	$0.1	2022	Digital assets strategy providing exposure to the blockchain and Web3 ecosystem
	[2] Manteio Capital	Quant/AI	$0.3	2021	Quantitative strategy that leverages Artificial Intelligence and traditional capital markets insights
	[4] Greykite	European Private Equity Real Estate	$0.3	2024	European opportunistic private equity real estate manager
	[4] Illuminate Financial	Fintech Venture Capital	$0.3	2022	Venture capital firm dedicated to fintech/enterprise software companies; founded in 2014

See pages 65-79 at the back of this presentation for endnotes.

Jefferies 61

Opportunities Ahead

Opportunities Ahead • Reversion to “Normal” • Investment Banking Market Development • Expanding via New Capabilities Growth in Addressable Markets • Enhanced Capabilities Driving Growth In Our Market Position • Breadth & Intensity of Coverage • Truly Global Differentiated in Brand and Execution • Lead with Ideas & Advice • High Touch Service • Structured & Driven to Deliver 63

Appendix

Endnotes These notes refer to page 6 (1) As of 8/31/24, excluding Tessellis and Stratos (2) Source: Dealogic YTD as of 8/31/2024 (3) Since 2019 (4) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019 These notes refer to page 7 (1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019 (2) Total Select Asset Management Revenues is a non-GAAP measure. See Appendix for Non-GAAP reconciliation These notes refer to page 8 (1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019 (2) Source: Dealogic YTD as of 8/31/24 (3) Source: Starmine Stock coverage ranks (4) 2019 reflects Adjusted Net Earnings which is a non-GAAP measure. See Appendix for Non-GAAP reconciliation (5) Q3’24 as of 8/31/24, excluding Tessellis and Stratos 65

Endnotes These notes refer to page 9 (1) Jefferies data reflects LTM Q3’24 results (2) Source: Peer data is based on LTM Q3’24 results compiled by Jefferies and derived from publicly available company filings, including Form 10-Qs and 10-Ks, earnings releases and supplements. Peers include Bank of America, Citi, Goldman Sachs, JP Morgan and Morgan Stanley (3) Source: Total Market data is based on each firms most recently available LTM results compiled by Jefferies and derived from publicly available company filings, including Form 10-Qs and 10-Ks, earnings releases and supplements. Total Market includes Bank of America, Barclays, Citi, Deutsche, Evercore, Goldman Sachs, HSBC, JP Morgan, Lazard, Moelis, Morgan Stanley, Nomura, Perella Weinberg, Piper Sandler, PJT, Raymond James, RBC, Stifel, UBS and Wells Fargo (4) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019 (5) Core Investment Banking Net Revenues is a non-GAAP measure. See Appendix for Non-GAAP reconciliation These notes refer to page 10 (1) Jefferies data reflects LTM Q3’24 results (2) Source: Peer data is based on LTM Q3’24 results compiled by Jefferies and derived from publicly available company filings, including Form 10-Qs and 10-Ks, earnings releases and supplements. Peers include Bank of America, Citi, Goldman Sachs, JP Morgan and Morgan Stanley (3) Core Investment Banking Net Revenues is a non-GAAP measure. See Appendix for Non-GAAP reconciliation (4) Source: Regional market share is sourced from a third-party market survey and represents 1H24 vs. 2019 (5) Source: Coalition Greenwich Institutional Client Analytics illustrating directional changes in Jefferies’ share of the Global Vanilla Credit Products wallet between 2019-2023 66

Endnotes These notes refer to page 11 (1) Net Revenues includes the sum of Total Investment Banking + Total Capital Markets + Total Select Asset Management. (Total Select Asset Management is a non-GAAP measure. See Appendix for Non-GAAP reconciliation.) (2) For the period ended LTM Q3’24 (3) YTD Q3’24 Annualized return on adjusted tangible shareholders’ equity is a non-GAAP measure. See Appendix for Non-GAAP reconciliation (4) Source: Dealogic 2019 (5) Source: Dealogic LTM as of 8/31/2024 (6) Headcount as of 8/29/24 (7) 2019 reflects Adjusted Net Earnings which is a non-GAAP measure. See Appendix for Non-GAAP reconciliation (8) As of Q3’24 These notes refer to page 12 (1) Source: Bloomberg – 2024 as of 9/30/24 (2) Source: Dealogic M&A, ECM and LevFin (3) 2024 YTD Annualized as of 9/30/24 These notes refer to page 17 (1) Annualized return on adjusted tangible shareholders’ equity is a non-GAAP measure. See Appendix for Non-GAAP reconciliation These notes refer to page 18 (1) Dividend Per Share reflects annualized Q3’24 dividend of $0.35 67

Endnotes These notes refer to page 19 (1) Non-Comp Ratio = Non-Compensation Expenses/Net Revenues (2) Source: Peer data is based on LTM Q3’24 results compiled by Jefferies and derived from publicly available company filings, including Form 10-Qs and 10-Ks, earnings releases and supplements. Peers include Bank of America, Citi, Goldman Sachs, JP Morgan and Morgan Stanley These notes refer to page 20 (1) Non-Core: Defined as subset of Other Investments Book Value made up by consolidated subsidiaries and equity method investments. Excludes private equity investments These notes refer to page 24 (1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019 (2) Source: Dealogic. Global Wallet is comprised of M&A, ECM and LevFin These notes refer to page 25 (1) Source: Dealogic M&A, ECM and LevFin (2) 2024 YTD Annualized as of 9/30/24 These notes refer to page 26 (1) Source: Dealogic Global M&A, ECM and LevFin (2) 2019 = 11/29/2019 and Q3’24 = 8/30/2024 68

Endnotes These notes refer to page 27 (1) Headcount as of 8/29/24 (2) Lateral hires include sector, product and regional MDs. Open lateral roles excluded (3) MD hires with less than 3 years reflects hires and promotions from September 1, 2021 through all known activity through November 30, 2024 These notes refer to page 28 (1) Source: Dealogic These notes refer to page 29 (1) Source: Dealogic (2) Lateral hires include sector, product and regional MDs as of 8/31/24 These notes refer to page 30 (1) Source: Revenues are compiled by Jefferies and derived from publicly available company filings, including Form 10-Qs and 10-Ks, earnings releases and supplements (2) Results reflect LTM Q3’24 results (3) Results reflect LTM Q2’24 results These notes refer to page 32 (1) Source: Dealogic. YTD as of 8/31/24 (2) Excludes China and Japan 69

Endnotes These notes refer to page 33 (1) Source: Dealogic. YTD as of 8/31/24 (2) Regions do not sum to global total due to exclusion of Canada, LATAM, Caribbeans, China and Japan These notes refer to page 34 (1) Source: Dealogic. YTD as of 8/31/24 (2) Regions do not sum to global total due to exclusion of Canada, LATAM, Caribbean, China and Japan These notes refer to page 38 (1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019 (2) Source: Revenues are compiled by Jefferies and derived from publicly available company filings, including Form 10-Qs and 10-Ks, earnings releases and supplements . Peers include Bank of America, Citi, Goldman Sachs, JP Morgan and Morgan Stanley These notes refer to page 39 (1) Regional market share is sourced from a third-party market survey and represents 1H24 vs. 2019 (2) Source: Product market share is sourced from a third-party market survey and represents Global ex. China 1H24 vs. 2020 (3) Top 3 share gainer comment compares 1H24 market share to 2020 market share (4) US Electronic Trading rank represents 2024 Sales ranking, sourced from Institutional Investor (5) Global Convertibles rank is a 2024 overall rank, sourced from Greenwich (6) Sourced from a third-party market survey and represents 1H24 70

Endnotes These notes refer to page 40 (1) Source: Starmine Stock coverage ranks These notes refer to page 41 (1) India Cash market share and rank represents 1H24, sourced from a third-party market survey (2) Continental Europe Client market share and rank represents 1H24, sourced from a third-party market survey These notes refer to page 42 (1) Wallet metrics sourced from a third-party market survey These notes refer to page 43 (1) 2024 Global Cash market share represents 1H24 Global ex. China sourced from a third-party market survey (2) Commission growth compares annualized 1H24 to 2019 These notes refer to page 45 (1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019 (2) Source: Revenues are compiled by Jefferies and derived from publicly available company filings, including Form 10-Qs and 10-Ks, earnings releases and supplements . Peers include Bank of America, Citi, Goldman Sachs, JP Morgan and Morgan Stanley 71

Endnotes These notes refer to page 46 (1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019 These notes refer to page 47 (1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019 These notes refer to page 48 (1) Source: Coalition Greenwich Voice of Client Fixed Income Study 2019-2023 These notes refer to page 49 (1) Source: Coalition Greenwich Voice of Client Fixed Income Study 2023 These notes refer to page 50 (1) Source: Coalition Greenwich Voice of Client Fixed Income Study 2015-2023 (2) Source: Coalition Greenwich Voice of Client Fixed Income Study 2023 (3) Source: FedStats Q1 and Q2’24 Market Share of Primary Dealer Transactions 72

Endnotes These notes refer to page 51 (1) Internal metrics based on notional trade volume for High Yield and Loans and notional distribution volume for Municipal New Issue. 2024 YTD Annualized as of 8/31/2024 (2) Source: Bloomberg Global CLO Rank and Market Share by deal count. YTD as of 8/31/2024 (3) Sources: Finsight, Bloomberg and Moody’s. YTD as of 8/31/2024 These notes refer to page 52 (1) Source: Trumid and Tradeweb YTD as of 8/31/2024 (2) Source: Coalition Greenwich Voice of Client Fixed Income Study 2023 These notes refer to page 56 (1) LTM Q3’24 vs. 2019 (2) AUM includes aggregate NAV and NAV-equivalent assets under management held by us and our affiliated asset managers as of each period end (3) Q3’24 vs. FYE 2019 These notes refer to page 58 (1) Total Select Asset Management Revenue is a non-GAAP measure. See Appendix for Non-GAAP reconciliation These notes refer to page 59 (1) Recycled Capital includes JPM Loan benefit, accredited unrealized retained earnings, margin posted for SMA’s investments (2020-2021) which were consolidated in Q1’22 73

Endnotes These notes refer to page 60 (1) AUM includes aggregate NAV and NAV-equivalent assets under management held by us and our affiliated asset managers as of each period end These notes refer to page 61 (1) AUM includes aggregate NAV and NAV-equivalent assets under management held by us and our affiliated asset managers as of Q3’24 (2) Represents revenue share agreement (3) Equity investment made 10/7/19. Not wholly-owned by Jefferies (4) Not wholly-owned by Jefferies (5) Jefferies Finance (JFIN) is a 50/50 joint venture between Jefferies and Mass Mutual Life Insurance Company. Leucadia Asset Management’s share of net earnings from JFIN is included in Investment Banking net revenues 74

Reconciliation of Adjusted Net Earnings (non-GAAP financial measure) ($ Thousands) 2019 Net Earnings (GAAP) $962,563 Tax Benefit associated with sale of our Available for Sale (544,583) (1) Portfolio Adjusted Net Earnings (non-GAAP) $417,980 Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. (1) Reflects our Compensation Committee’s determination to exclude a non-recurring tax benefit of approximately $544.6 million related to the closing of our available for sale portfolio. This tax benefit was generated primarily through activity during 2008-2010 and since then has remained an unrealized balance within equity until the liquidation of the portfolio. This realization did not impact total equity, as the increase in retained earnings was offset by a corresponding decrease in accumulated other comprehensive income. 75

Reconciliation of Annualized return on adjusted tangible shareholders’ equity (non-GAAP financial measure) ($ Thousands) Fiscal Year Ended Nine Months Ended Nine Months Ended 2019 August 31, 2023 August 31, 2024 Net earnings attributable to common shareholders (GAAP) $959,593 $197,433 $462,719 Intangible amortization and impairment expense, net of tax 13,834 4,700 15,900 (1) Tax benefit associated with sale of our available for sale portfolio (544,583) - - Adjusted net earnings to common shareholders (non-GAAP) $428,844 $202,133 $478,619 Preferred stock dividends - 8,316 48,501 Adjusted net earnings to total shareholders (non-GAAP) $428,844 $210,449 $527,120 Annualized Adjusted net earnings to total shareholders (non-GAAP) $428,844 $280,599 $702,827 November 30, 2018 November 30, 2022 November 30, 2023 Shareholders' equity (GAAP) $10,060,866 $10,232,845 $9,709,827 Intangible assets, net and goodwill (1,890,131) (1,875,576) (2,044,776) Deferred tax asset, net (512,789) (387,862) (458,343) Weighted average impact of dividends and share repurchases (377,805) (147,972) (157,739) Adjusted tangible shareholders' equity (non-GAAP) $7,280,141 $7,821,435 $7,048,969 Annualized return on adjusted tangible shareholders' equity (non-GAAP) 5.9% 3.6% 10.0% (1) Reflects our Compensation Committee’s determination to exclude a non-recurring tax benefit of approximately $544.6 million related to the closing of our available for sale portfolio. This tax benefit was generated primarily through activity during 2008-2010 and since then has remained an unrealized balance within equity until the liquidation of the portfolio. This realization did not impact total equity, as the increase in retained earnings was offset by a corresponding decrease in accumulated other comprehensive income. Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, 76 or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

Reconciliation of Core Investment Banking Revenues (non-GAAP financial measure) ($ Billions) (2) 2019 LTM 8/31/2024 Total Investment Banking Revenues (GAAP) $1.7 $3.1 (3) (3) Other Investment Banking Revenues $0.1 $0.2 (1) (4) Core Investment Banking Revenues (non GAAP) $1.5 $2.9 Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. (1) Core Investment Banking Revenues primarily represents revenue from advisory services and equity and debt underwriting services. (2) Amount shown for the year ended November 30, 2019 is as reported in the Jefferies Financial Group Annual Report on Form 8-K filed on October 7, 2022. (3) During the year ended November 30, 2022 and in connection with the merger of Jefferies Group LLC with and into Jefferies Financial Group, Inc. we realigned our presentation of Other investment banking revenues to include revenues from our lending and servicing of automobiles and revenues from various public equity positions. (4) Core Investment Banking Revenues (non-GAAP) is equal to Total Investment Banking Revenue (GAAP) less Other Investment Banking Revenues. 77

Reconciliation of Tangible Assets, Tangible Equity and Tangible Gross Leverage Ratio (non-GAAP financial measures)

($ Billions except Leverage Ratio)

						As Of
	2019	2020	2021	2022	2023	8/31/2024
Total Assets (GAAP)	$49.5	$49.8	$56.1	$51.1	$57.9	$63.3
Less: Intangible assets, net and goodwill	1.9	1.9	1.9	1.9	2.0	2.1
Tangible Gross Assets (non-GAAP)	47.6	47.9	54.2	49.2	55.9	61.2
Total Shareholders' Equity (GAAP)	9.6	9.6	10.6	10.2	9.7	10.0
Less: Intangible assets, net and goodwill	1.9	1.9	1.9	1.9	2.0	2.1
Tangible Shareholders' Equity (non-GAAP)	7.6	7.6	8.8	8.4	7.7	8.0
Tangible Gross Leverage Ratio (non-GAAP) (1)	6.2x	6.3x	6.3x	5.9x	7.3x	7.7x

Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

(1) Tangible gross leverage ratio is equal to tangible assets divided by tangible equity.

Jefferies 78

Reconciliation of Total Select Asset Management Revenues (non-GAAP financial measure) ($ Millions) 2019 2020 2021 2022 2023 LTM 8/31/2024 Asset management fees and revenues (GAAP) $25 $27 $121 $89 $94 $108 Investment return (GAAP) $102 $256 $260 $157 $154 $173 Total Select Asset Management Revenues (non-GAAP) $127 $283 $381 $246 $248 $282 Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. 79